SUBCONTRACT FOR FUND ADMINISTRATIVE SERVICES
                                    BETWEEN
                             FRANKLIN ADVISERS, INC.
                                       AND
                        FRANKLIN TEMPLETON SERVICES, INC.

                                    EXHIBIT A


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INVESTMENT COMPANY                           SERIES ---(IF APPLICABLE)
--------------------------------------------------------------------------------

Franklin High Income Trust             AGE High Income Fund

Franklin Asset Allocation Fund

Franklin California Tax-Free
Income Fund, Inc.

Franklin California Tax-Free Trust     Franklin California Insured Tax-Free
                                        Income Fund
                                       Franklin California Tax-Exempt Money Fund
                                       Franklin California Intermediate-Term
                                        Tax-Free Income Fund

Franklin Custodian Funds, Inc.         Growth Series
                                       Utilities Series
                                       Dynatech Series
                                       Income Series
                                       U.S. Government Securities Series

Franklin Equity Fund

Franklin Federal Tax-Free Income Fund

Franklin Gold Fund

Franklin Government Securities Trust

Franklin Investors Securities Trust    Franklin Global Government Income Fund
                                       Franklin Short-Intermediate U.S.
                                        Government Securities Fund
                                       Franklin Convertible Securities Fund
                                       Franklin Equity Income Fund

Franklin Municipal Securities Trust    Franklin Hawaii Municipal Bond Fund
                                       Franklin California High Yield Municipal
                                        Fund
                                       Franklin Washington Municipal Bond Fund
                                       Franklin Tennessee Municipal Bond Fund
                                       Franklin Arkansas Municipal Bond Fund

Franklin New York Tax-Free Trust       Franklin New York Tax-Exempt Money Fund
                                       Franklin New York Insured Tax-Free Income
                                        Fund
Franklin Tax-Advantaged
International Bond Fund

Franklin Tax-Advantaged U.S.
Government Securities
Fund

Franklin Tax-Advantaged High Yield
Securities Fund.

Franklin Real Estate Securities Trust  Franklin Real Estate Securities Fund

Franklin Strategic Mortgage Portfolio

Franklin Strategic Series              Franklin California Growth Fund
                                       Franklin Strategic Income Fund
                                       Franklin MidCap Growth Fund
                                       Franklin Global Utilities Fund
                                       Franklin Small Cap Growth Fund
                                       Franklin Global Health Care Fund
                                       Franklin Natural Resources Fund
                                       Franklin Blue Chip Fund

Franklin Tax-Exempt Money Fund

Franklin Tax-Free Trust                Franklin Massachusetts Insured Tax-Free
                                        Income  Fund
                                       Franklin Michigan Insured Tax-Free Income
                                        Fund
                                       Franklin Minnesota Insured Tax-Free
                                        Income Fund
                                       Franklin Insured Tax-Free Income Fund
                                       Franklin Ohio Insured Tax-Free Income
                                        Fund
                                       Franklin Puerto Rico Tax-Free Income Fund
                                       Franklin Arizona Tax-Free Income Fund
                                       Franklin Colorado Tax-Free Income Fund
                                       Franklin Georgia Tax-Free Income Fund
                                       Franklin Pennsylvania Tax-Free Income
                                        Fund
                                       Franklin High Yield Tax-Free Income Fund
                                       Franklin Missouri Tax-Free Income Fund
                                       Franklin Oregon Tax-Free Income Fund
                                       Franklin Texas Tax-Free Income Fund
                                       Franklin Virginia Tax-Free Income Fund
                                       Franklin Alabama Tax-Free Income Fund
                                       Franklin Florida Tax-Free Income Fund
                                       Franklin Indiana Tax-Free Income Fund
                                       Franklin Louisiana Tax-Free Income Fund
                                       Franklin Maryland Tax-Free Income Fund
                                       Franklin North Carolina Tax-Free Income
                                        Fund
                                       Franklin New Jersey Tax-Free Income Fund
                                       Franklin Kentucky Tax-Free Income Fund
                                       Franklin Federal Intermediate-Term Tax-
                                        Free Income Fund
                                       Franklin Arizona Insured Tax-Free Income
                                        Fund
                                       Franklin Florida Insured Tax-Free Income
                                        Fund
                                       Franklin Michigan Tax-Free Income Fund

Franklin Templeton Internationa
Trust                                  Templeton Pacific Growth Fund
                                       Templeton Foreign Smaller Companies Fund


Franklin Templeton Global Trust        Franklin Templeton German Government Bond
                                        Fund
                                       Franklin Templeton Global Currency Fund
                                       Franklin Templeton Hard Currency Fund
                                       Franklin Templeton High Income Currency
                                        Fund

CLOSED END FUNDS:

Franklin Multi-Income Trust

Franklin Principal Maturity Trust

Franklin Universal Trust